Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Tracy Benelli

949-754-8633

tracy.benelli@quest.com

Investor Contacts: Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FIRST QUARTER 2012 RESULTS

First Quarter Revenues of $212.2 Million

ALISO VIEJO, Calif., May 10, 2012 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended Mar. 31, 2012. Total revenues were $212.2 million, a 12.8% increase compared to the prior year’s first quarter revenues of $188.2 million. Operating margin was 2.5% for the three months ended Mar. 31, 2012 as compared to 2.9% for the three months ended Mar. 31, 2011. On a non-GAAP basis, operating margin was 15.2% for the three months ended Mar. 31, 2012 as compared to 12.7% for the three months ended Mar. 31, 2011.

Cash and investments at Mar. 31, 2012, totaled $282.4 million, an increase of $28.6 million from the comparable balance at Dec. 31, 2011. Cash flow from operations was $52.2 million for the three months ended Mar. 31, 2012.

GAAP Results

Net income attributable to Quest Software, Inc. for the first quarter of 2012 was $2.7 million, or $0.03 per fully diluted share. This compares to net income of $3.4 million, or $0.04 per share on a fully diluted basis, for the first quarter of 2011. Operating margin was 2.5% in the first quarter of 2012 compared to 2.9% in the comparable period of 2011, resulting in operating income of $5.3 million, which compares to $5.4 million for the corresponding period in 2011.

Quest Software Reports First Quarter 2012 Results – page 2 of 12

Non-GAAP Results

On a non-GAAP basis, net income attributable to Quest Software, Inc. for the first quarter of 2012 was $22.8 million, or $0.27 per fully diluted share. This compares to non-GAAP net income of $18.7 million, or $0.20 per share on a fully diluted basis, for the first quarter of 2011. The non-GAAP operating margin was 15.2% in the first quarter of 2012, resulting in non-GAAP operating income of $32.2 million, compared to non-GAAP operating margin and operating income of 12.7% and $23.9 million, respectively, for the corresponding period in 2011.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, costs directly associated with the company’s “go private” and proposed merger transaction, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Change in Consolidated Statement of Cash Flows Presentation

We maintain positions in certain foreign currencies which may at times create unrealized gains or losses. Unrealized foreign currency gains/losses should be presented as an adjustment to reconcile net income to net cash provided by operating activities in our consolidated statement of cash flows. Effective during the third quarter of 2011, we presented such unrealized foreign currency gains/losses in our consolidated statement of cash flows. This change impacts our cash flow presentation and does not impact earnings or cash balances. Management has concluded that the change of presentation is not material to any periods affected. We have adjusted previously reported consolidated statements of cash flows to conform to the current year presentation.

Quest Software Reports First Quarter 2012 Results – page 3 of 12

Correction of a Tax Error Related to Prior Periods

During March 2012, we discovered an error in the historical Australian income tax returns of our wholly-owned subsidiary, Quest Software Pty. Ltd., related to an incorrectly claimed research and development benefit that resulted in a cumulative liability including income tax, interest and penalties of $14.5 million. The error impacts multiple prior periods back to the year ended December 31, 1999. We have concluded that this error has not caused a material misstatement within any previously issued consolidated financial statement for any period. However, if the cumulative effect of the income taxes, interest and penalties were to be included solely within the first quarter of 2012, it would be material to that quarter’s results. Thus, after considering Staff Accounting Bulletin Release No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, we have corrected the Consolidated Financial Statements for the fiscal years ended December 31, 2011, 2010, and 2009 within this Current Report on Form 8-K (attached as Exhibit 99.2), which prior to the corrections were filed previously with Quest’s Annual Report on Form 10-K for the period ended December 31, 2011. We have presented the corrected consolidated balance sheet as of December 31, 2011, the corrected income statement for the three months ended March 31, 2011 and the corrected statement of cash flows for the three months ended March 31, 2011.

Pending Proposed Merger Transaction

On March 8, 2012, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Expedition Holding Company, Inc., a Delaware corporation (“Parent”), and Expedition Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, pursuant to which Parent will acquire, subject to certain exceptions, all of the outstanding shares of the Company’s common stock for a purchase price of $23.00 per share in cash. Parent and Merger Sub are beneficially owned by funds affiliated with Insight Venture Management, LLC, a Delaware limited liability company (“Insight”).

The merger is currently expected to close in the third quarter of this year, and is subject to customary closing conditions as well as approval and adoption of the Merger Agreement by the Company’s stockholders (including approval by a majority of the outstanding unaffiliated shares of common stock, which excludes any shares of common stock held by Parent, Merger Sub and Vincent Smith, President, CEO and Chairman of the Board, and certain related trusts). If completed, the merger will result in the Company becoming a privately-held company, and its shares will no longer be listed on any public market. No assurance can be given that the merger will be completed.

Quest Software Reports First Quarter 2012 Results – page 4 of 12

Additional Information about the Pending Proposed Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of the Company with an affiliate of Insight. In connection with the proposed transaction, the Company has filed a preliminary proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”), and intends to file a definitive proxy statement and other relevant materials. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, QUEST SOFTWARE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Quest Software with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Quest Software by contacting Quest Software’s Investor Relations by telephone at (949) 754-8000, or by mail at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656, Attention: Investor Relations, or by going to Quest Software’s Investor Relations page on its corporate web site at www.quest.com.

Participants in the Solicitation

Quest Software and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quest Software in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is included in Quest Software’s amended Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

About Quest Software, Inc.

Established in 1987, Quest Software (Nasdaq: QSFT) provides simple and innovative IT management solutions that enable more than 100,000 global customers to save time and money across physical and virtual environments. Quest products solve complex IT challenges ranging from database management, data protection, identity and access management, monitoring, user workspace management to Windows management.

Quest Software Reports First Quarter 2012 Results – page 5 of 12

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (a) the risk that Quest Software’s business could be disrupted as a result of uncertainty related to its recently announced merger agreement with an affiliate of Insight (the “Merger”); (b) the inability to complete the Merger in the timeframe or manner currently anticipated, or at all, as a result of several factors, including, among other things, the failure of one or more of the merger agreement’s closing conditions, litigation relating to the Merger, or the failure to obtain stockholder approval of the Merger; (c) the requirement in the merger agreement that we secure Insight’s consent prior to engaging in certain actions during the pendency of the Merger, (d) the risk that this requirement will prevent us from pursuing opportunities or otherwise taking actions that we might otherwise have; (e) the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; (f) competitive conditions in Quest Software’s various product areas; (g) rapid technological change; (h) risks associated with the development and market acceptance of new products and product strategies; (i) disruptions caused by acquisitions of companies and/or technologies; (j) fluctuating currency exchange rates and risks associated with international operations; (k) the need to attract and retain qualified employees; (l) risks associated with Quest Software’s ongoing patent litigation; and (m) other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including, but not limited to, the Annual Report on Form 10-K for the year ended Dec. 31, 2011 and any subsequently filed reports, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Social Networks:

Twitter

Facebook

LinkedIn

Quest TV

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

Quest TV: http://www.quest.com/tv/

Quest Software Reports First Quarter 2012 Results – page 6 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31
	2012	2011
Revenues:
Licenses	$69,983	$66,735
Services	142,213	121,422

Total revenues	212,196	188,157
Cost of revenues:
Licenses	2,883	1,784
Services	24,002	20,965
Amortization of purchased technology	6,968	4,650

Total cost of revenues	33,853	27,399

Gross profit	178,343	160,758
Operating expenses:
Sales and marketing	85,962	81,729
Research and development	46,375	41,723
General and administrative	32,462	28,193
Amortization of other purchased intangible assets	8,291	3,747

Total operating expenses	173,090	155,392

Income from operations	5,253	5,366
Other (expense) income, net	(874)	1,156

Income before income tax provision	4,379	6,522
Income tax provision	1,778	3,151

Net income	2,601	3,371
Net loss attributable to noncontrolling interest	67	—

Net income attributable to Quest Software, Inc.	$2,668	$3,371

Net income per share attributable to Quest Software, Inc. stockholders:
Basic	$0.03	$0.04

Diluted	$0.03	$0.04

Weighted–average common shares outstanding:
Basic	83,424	92,303
Diluted	85,102	95,112

Quest Software Reports First Quarter 2012 Results – page 7 of 12

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, costs directly associated with the company’s “go private” and proposed merger transaction, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports First Quarter 2012 Results – page 8 of 12

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Litigation costs arising from our patent litigations are excluded because they are non-recurring.

•

Adjustment to the value of redeemable noncontrolling interest to the redemption amount is excluded as the Company believes it is not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to this adjustment.

•	Costs directly associated with the company’s “go private” and proposed merger transaction are excluded as such costs are non-recurring.

•	Retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports First Quarter 2012 Results – page 9 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31
	2012	2011
GAAP total cost of revenues	$33,853	$27,399
Amortization of purchased technology	(6,968)	(4,650)
Stock-based compensation expense	(232)	(316)

Non-GAAP total cost of revenues	$26,653	$22,433

GAAP gross profit	$178,343	$160,758
Amortization of purchased technology	6,968	4,650
Stock-based compensation expense	232	316

Non-GAAP gross profit	$185,543	$165,724

GAAP income from operations	$5,253	$5,366
Amortization of purchased technology	6,968	4,650
Amortization of other purchased intangible assets	8,291	3,747
Stock-based compensation expense	6,085	7,413
Go private and proposed merger transaction costs	5,635	—
Patent infringement litigation costs	158	369
Acquisition related costs	(234)	807
Retention bonus and severance costs	2	1,576

Non-GAAP income from operations	$32,158	$23,928

GAAP net income attributable to Quest Software, Inc.	$2,668	$3,371
Amortization of purchased technology	6,968	4,650
Amortization of other purchased intangible assets	8,291	3,747
Stock-based compensation expense	6,085	7,413
Go private and proposed merger transaction costs	5,635	—
Patent infringement litigation costs	158	369
Acquisition related costs	(234)	807
Retention bonus and severance costs	2	1,576
Tax effect of these adjustments	(6,603)	(3,237)
Net loss attributable to noncontrolling interest	(218)	—

Non-GAAP net income attributable to Quest Software, Inc.	$22,752	$18,696

GAAP net income per basic share attributable to Quest Software, Inc. stockholders	$0.03	$0.04
Amortization of purchased technology	0.08	0.05
Amortization of other purchased intangible assets	0.10	0.04
Stock-based compensation expense	0.07	0.08
Go private and proposed merger transaction costs	0.07	—
Patent infringement litigation costs	—	—
Acquisition related costs	—	0.01
Retention bonus and severance costs	—	0.02
Tax effect of these adjustments	(0.08)	(0.04)
Net loss attributable to noncontrolling interest	—	—

Non-GAAP net income per basic share attributable to Quest Software, Inc. stockholders	$0.27	$0.20

Shares used in basic per share amounts	83,424	92,303

GAAP net income per fully diluted share attributable to Quest Software, Inc. stockholders	$0.03	$0.04
Amortization of purchased technology	0.08	0.05
Amortization of other purchased intangible assets	0.10	0.04
Stock-based compensation expense	0.07	0.08
Go private and proposed merger transaction costs	0.07	—
Patent infringement litigation costs	—	—
Acquisition related costs	—	0.01
Retention bonus and severance costs	—	0.02
Tax effect of these adjustments	(0.08)	(0.04)
Net loss attributable to noncontrolling interest	—	—

Non-GAAP net income per fully diluted share attributable to Quest Software, Inc. stockholders	$0.27	$0.20

Shares used in fully diluted per share amounts	85,102	95,112

Quest Software Reports First Quarter 2012 Results – page 10 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended March 31, 2012
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$85,962	$46,375	$32,462	$8,291	$173,090
Amortization - other purchased intangible assets	—	—	—	(8,291)	(8,291)
Stock-based compensation expense	(1,728)	(1,497)	(2,628)	—	(5,853)
Go private and proposed merger transaction costs	—	—	(5,635)	—	(5,635)
Patent infringement litigation costs	—	—	(158)	—	(158)
Retention bonus and severance costs	12	—	(14)	—	(2)
Acquisition related costs	(7)	(58)	299	—	234

Non-GAAP operating expenses	$84,239	$44,820	$24,326	$—	$153,385

	Three Months Ended March 31, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$81,729	$41,723	$28,193	$3,747	$155,392
Amortization - other purchased intangible assets	—	—	—	(3,747)	(3,747)
Stock-based compensation expense	(2,109)	(2,152)	(2,836)	—	(7,097)
Patent infringement litigation costs	—	—	(369)	—	(369)
Retention bonus and severance costs	(969)	—	(607)	—	(1,576)
Acquisition related costs	—	—	(807)	—	(807)

Non-GAAP operating expenses	$78,651	$39,571	$23,574	$—	$141,796

Quest Software Reports First Quarter 2012 Results – page 11 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31 2012	December 31 2011
ASSETS
Current assets:
Cash and cash equivalents	$220,006	$192,165
Short-term investments	43,194	36,774
Accounts receivable, net	137,100	201,636
Prepaid expenses and other current assets	55,389	45,846
Deferred income taxes, net	21,388	21,647

Total current assets	477,077	498,068
Property and equipment, net	97,537	94,602
Long-term investments	19,166	24,832
Intangible assets, net	139,267	150,386
Goodwill	862,103	858,444
Deferred income taxes, net	20,891	17,559
Other assets	57,242	55,627

Total assets	$1,673,283	$1,699,518

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$11,666	$11,723
Accrued compensation	50,020	56,148
Other accrued expenses	41,379	42,845
Income taxes payable	14,654	14,482
Loans payable	71,614	91,597
Deferred revenue	368,884	388,788

Total current liabilities	558,217	605,583

Long-term liabilities:
Deferred revenue	110,341	111,050
Income taxes payable	51,276	51,276
Loans payable	32,528	32,133
Other long-term liabilities	7,666	9,942

Total long-term liabilities	201,811	204,401

Total liabilities	760,028	809,984
Redeemable noncontrolling interest	22,000	22,000
Quest Software Inc. stockholders’ equity	878,373	854,585
Noncontrolling interest	12,882	12,949

Total equity	891,255	867,534

Total liabilities and equity	$1,673,283	$1,699,518

Quest Software Reports First Quarter 2012 Results – page 12 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2012	2011
Cash flows from operating activities:
Net income	$2,601	$3,371
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,751	12,429
Compensation expense associated with stock-based payments	6,083	7,413
Impairment losses on intangible assets	3,365	—
Unrealized foreign currency gains, net	(3,429)	(3,346)
Deferred income taxes	406	(221)
Excess tax benefit related to stock-based compensation	(266)	(1,481)
Other non-cash adjustments, net	301	567
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	65,929	61,594
Prepaid expenses and other current assets	(2,500)	3,044
Other assets	(132)	1,744
Accounts payable	2,280	786
Accrued compensation	(6,883)	(10,722)
Other accrued expenses	(385)	1,998
Income taxes payable	(7,682)	(692)
Deferred revenue	(20,614)	(4,792)
Other liabilities	(2,577)	(2,048)

Net cash provided by operating activities	52,248	69,644

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(7,566)	(70,724)
Purchases of property and equipment	(8,129)	(4,427)
Change in restricted cash	937	(11,331)
Purchases of cost method investments	(2,106)	(20,203)
Purchases of investment securities	(6,007)	(4,067)
Sales and maturities of investment securities	5,477	29,061
Contributions on equity method investment	(1,926)	—
Change in notes receivable	(90)	(350)

Net cash used in investing activities	(19,410)	(82,041)

Cash flows from financing activities:
Proceeds from loans payable	561	—
Repayment of loans payable	(20,148)	(103)
Repurchases of common stock	—	(84,359)
Repayment of capital lease obligations	(131)	(25)
Cash paid for line of credit fees	—	(500)
Proceeds from the exercise of stock options	14,751	20,248
Excess tax benefit related to stock-based compensation	266	1,481

Net cash used in financing activities	(4,701)	(63,258)

Effect of exchange rate changes on cash and cash equivalents	(296)	4,537

Net increase (decrease) in cash and cash equivalents	27,841	(71,118)
Cash and cash equivalents, beginning of period	192,165	356,533

Cash and cash equivalents, end of period	$220,006	$285,415